UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LEAFLY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

ANNUAL MEETING

Wednesday, July 12, 2023 9:00 a.m. Pacific Time

Online Meeting Only – No Physical Meeting Location

LEAFLY HOLDINGS, INC.

113 Cherry St. PMB 88154

Seattle, Washington 98104

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to participate in the 2023 Annual Meeting of stockholders (the “Annual Meeting”) of Leafly Holdings, Inc. (“Leafly” or the “Company”), to be held on July 12, 2023, at 9:00 a.m. Pacific Time.

We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/LFLY2023 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.

On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in Leafly.

Sincerely,

/s/ Yoko Miyashita

Yoko Miyashita

Chief Executive Officer

LEAFLY HOLDINGS, INC.

113 Cherry St. PMB 88154

Seattle, Washington 98104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 12, 2023

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Leafly Holdings, Inc., a Delaware corporation (“Leafly” or the “Company”), will be held virtually, via a live webcast by visiting www.virtualshareholdermeeting.com/LFLY2023, at 9:00 a.m. Pacific Time, on July 12, 2023 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would at an in-person meeting.

To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials. The Company recommends that you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will be asked to:

1.
Elect two directors to serve as Class II directors for a term of three years, until the annual meeting of stockholders to be held in 2026;
2.
Ratify the appointment by the Company’s Audit Committee of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;
3.
Approve an amendment to Leafly’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), by a ratio of not less than 1-for-10 and not more than 1-for-25 at any time prior to the date of the Company's 2024 annual meeting of stockholders, with the exact ratio to be set by the Company’s Board of Directors (the “Board”) within the above range in its sole discretion, without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);
4.
Approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal if there are not sufficient votes at the Annual Meeting to approve the Reverse Stock Split Proposal (the "Adjournment Proposal"); and
5.
Such other business as may properly come before the Annual Meeting.

Our board of directors (the “Board”) has fixed the close of business on May 15, 2023 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/LFLY2023. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2023.

We have elected to distribute our proxy materials over the Internet as permitted under the rules of the SEC, rather than mailing paper copies of those materials to each stockholder, which will decrease our printing and distribution costs and allow for convenient access to and delivery of materials in an easily searchable format. If you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We will mail the Notice of Internet Availability of Proxy Materials to our stockholders on or about May 25, 2023, and provide access to our proxy materials over the internet on or before that date, to the holders of record of our Common Stock as of the close of business on the record date.

YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card (if you request a paper copy) at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JULY 12, 2023. Our proxy materials, including the Proxy Statement and Annual Report, are available at the following websites: https://investor.leafly.com/ and www.virtualshareholdermeeting.com/LFLY2023.

By Order of the Board,

/s/ Nicole C. Sanchez

Nicole C. Sanchez

Senior Corporate and Securities Counsel and Secretary

LEAFLY HOLDINGS, INC.

113 Cherry Street PMB 88154

Seattle, Washington 98104

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS JULY 12, 2023

INFORMATION ABOUT THE ANNUAL MEETING

Purpose, Date, and Time

This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors of Leafly (the “Board”) for use at the 2023 annual meeting of stockholders to be held virtually on Wednesday, July 12, 2023, at 9:00 a.m. Pacific Time at the following virtual meeting link www.virtualshareholdermeeting.com/LFLY2023 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 113 Cherry St. PMB 88154, Seattle, WA 98104. This Proxy Statement will be made available on or about May 25, 2023 to holders of record of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on May 15, 2023 (the “Record Date”).

Access to Proxy Materials

We are providing access to our proxy materials over the Internet rather than mailing paper copies of those materials to each stockholder. On or about May 25, 2023, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.

The Notice will inform you how to:

•
View the proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s annual report to stockholders for the fiscal year ended December 31, 2022 (the “Annual Report”) as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2023;
•
Vote your shares of Common Stock; and
•
Instruct us to send proxy materials to you by mail or email (should you choose to do so).

Record Date; Outstanding Shares; Shares Entitled to Vote

The Board has fixed the close of business on May 15, 2023 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote.

Holders of record of Common Stock on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during the Annual Meeting at www.virtualshareholdermeeting.com/LFLY2023, and such list will be available during ordinary business hours at the Company's corporate headquarters for the ten days preceding the Annual Meeting.

Stockholders of Record; Beneficial Owners

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters.

Virtual Stockholder Meeting

We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our

Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.

Virtual Nature of the Annual Meeting

The Annual Meeting will be held "virtually" through a live audio webcast on Wednesday, July 12, 2023, at 9:00 a.m. Pacific Time. There will be no physical meeting location. The meeting will only be conducted via an audio webcast.

Access to the Audio Webcast of the Annual Meeting

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at www.virtualshareholdermeeting.com/LFLY2023.

Log in Instructions

To participate in the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/LFLY2023. Stockholders will need their unique 16-digit control number which appears on the Notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions at the virtual Annual Meeting

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit www.virtualshareholdermeeting.com/LFLY2023, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investor.leafly.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance

Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

Voting shares prior to and at the virtual Annual Meeting

Stockholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Annual Meeting or at www.virtualshareholdermeeting.com/LFLY2023 during the virtual Annual Meeting.

Proposals to be voted on at the Annual Meeting

Leafly stockholders are being asked to vote on the following proposals at the Annual Meeting:

1.
To elect two directors to serve as Class II directors for a term of three years, until the annual meeting of stockholders to be held in 2026 (“Proposal No. 1”);
2.
To ratify the appointment by the Company’s Audit Committee of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (“Proposal No. 2”);
3.
To effect a reverse stock split of the outstanding shares of the Company’s common stock, par value $0.0001 per share, by a ratio of not less than 1-for-10 and not more than 1 for 25 at any time prior to the Company's 2024 annual meeting of stockholders, with the exact ratio to be set by the Company’s Board of Directors within the above range in its sole discretion, without further approval or authorization of our stockholders (“Proposal No. 3”);
4.
To approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 3 if there are not sufficient votes at the annual meeting to approve Proposal No. 3 ("Proposal No. 4"); and
5.
Such other business as may properly come before the Annual Meeting.

Recommendation of the Board of Leafly

The Board unanimously recommends that Leafly’s stockholders vote “FOR” each nominee with respect to Proposal No. 1 and “FOR” Proposal No. 2, “FOR” Proposal No. 3 and “FOR” Proposal No. 4.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of stockholders representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if the holder of those shares attends the meeting using their unique 16-digit control number or by proxy if the holder properly voted by proxy in advance of the meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

With respect to Proposal No. 1 (Election of Directors), each director must be elected by the affirmative vote of a plurality of the votes cast with respect to such director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such director nominees. Broker non-votes will have no effect on the election of the director nominees.

Approval of Proposal No. 2 (Ratification of Appointment of Independent Auditor) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect on such proposal. As described below, we do not expect there to be broker non-votes with respect to Proposal No. 2.

Approval of Proposal No. 3 (Reverse Stock Split) will require the affirmative vote of a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting, provided a quorum is present. With respect to Proposal No. 3, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. If you “ABSTAIN” from voting with respect to Proposal No. 3, your vote will have the same effect as a vote “AGAINST” such proposal. As described below, we do not expect there to be broker non-votes with respect to Proposal No. 3.

Approval of Proposal No. 4 (Adjournment) and such other matters as may properly come before the Annual Meeting will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 4 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect on such proposal. As described below, we do not expect there to be broker non-votes with respect to Proposal No. 4.

Voting; Proxies; Revocation

Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Daylight Time on July 11, 2023 to be counted.
•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on July 11, 2023 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
•
You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than July 11, 2023. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.
•
You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at www.virtualshareholdermeeting.com/LFLY2023 (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:

•
FOR the election of each of the director nominees named in Proposal No. 1;
•
FOR Proposal No. 2, the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
•
FOR Proposal No. 3, the approval of the Reverse Stock Split Proposal;
•
FOR Proposal No. 4, the approval of the Adjournment Proposal; and
•
In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors) is a non-routine matter, while Proposal No. 2 (Ratification of Appointment of Independent Auditor), Proposal No. 3 (Reverse Stock Split) and Proposal No. 4 (Adjournment) are routine matters. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2, Proposal No. 3 and Proposal No. 4.

A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Leafly Holdings, Inc., 113 Cherry St. PMB 88154 Seattle, Washington 98104 Attention: Nicole Sanchez, Secretary and Senior Corporate and Securities Counsel or via email to nicole.sanchez@leafly.com. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal. As such, abstentions, withheld votes and broker non- votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Appointment of Independent Auditor), Proposal No. 4 (Adjournment) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Proposal No. 3 (Reverse Stock Split) requires approval by a majority of the outstanding shares of Common Stock. Therefore, abstentions have the same effect as a vote “AGAINST” Proposal No. 3 (Reverse Stock Split).

Proxy Solicitation Costs

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the expense of soliciting proxies and have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the proxy solicitation process. We will pay Morrow Sodali a fee of $8,500, plus expenses. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.

If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned by the chair of the meeting from time to time, until a quorum is present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Inspector of Elections

Broadridge Financial Solutions, Inc. (“Broadridge”) tabulates the votes at the Annual Meeting, and a Representative of Broadridge will serve as the independent inspector of election.

Receipt of More Than One Set of Voting Materials

Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Leafly Holdings, Inc.

Attention: Nicole Sanchez

Senior Corporate and Securities Counsel

113 Cherry St., PMB 88154

Seattle, Washington 98104

Email: nicole.sanchez@leafly.com

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS

As of May 15, 2023, our Board was composed of six members, classified into three classes and with standing Board committee composition as set forth in the table below.

Name	Current Term Expires	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Class I
Yoko Miyashita	2025	48
Alan Pickerill	2025	56	**	*
Class II
Blaise Judja-Sato	2023	58	*	**
Peter Lee††	2023	46		*	*
Class III
Michael Blue †	2024	45			*
Cassandra Chandler	2024	65	*		**

† Board Chair

†† Lead Independent Director

* Committee Member

** Committee Chair

The terms of office of our Class II directors, Blaise Judja-Sato and Peter Lee, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class II directors, Blaise Judja-Sato and Peter Lee, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2026 annual meeting of stockholders (or until such time as their respective successors are elected and qualified). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.

There are no family relationships between any of our directors, nominees, or executive officers. There also are no arrangements or understandings between any director, nominee, or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Vote Required for Approval

Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.

Recommendation of the Board of Leafly

LEAFLY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” ALL OF THE CLASS II DIRECTOR NOMINEES LISTED BELOW.

Nominees For Election at the Annual Meeting

Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below.

Blaise Judja-Sato. Mr. Judja-Sato has served as a member of the Board since February 4, 2022. Mr. Judja-Sato is passionate about using technology to address global challenges in creating opportunities. His professional global experience ranges from startups to large multinationals; from governments to non-governmental organizations; and from the United Nations to social ventures and philanthropic institutions. Mr. Judja-Sato has been serving on the Supervisory Board of Jumia Technology AG (NYSE: JMIA) since 2019 and is a member of the Risk and Audit, Nomination and Governance, and Compensation committees. He also has been serving on the global board of Grassroot Soccer, a global health non-profit, since July 2021. He is the founder of VillageReach, a nonprofit helping governments solve healthcare delivery challenges in low-resource communities; and the founder of the Resilience Trust, an organization dedicated to reimagining cardiovascular care in resource-challenged settings with a focus on Africa. He has previously held numerous senior leadership positions with global responsibilities, including Executive Director of the International Telecommunication Union; founder and President of the Nelson Mandela Foundation USA; co-head of global development initiatives at Google; director of international business development at Teledesic; regional managing director at AT&T; and senior consultant at Accenture. Mr.

Judja-Sato earned an MBA from The Wharton School at the University of Pennsylvania, an M.S. in engineering from Telecom ParisTech, and a Master’s degree in mathematics from the University of Montpellier.

We believe Mr. Judja-Sato’s business and financial expertise and experience make him well-qualified to serve as a director on our Board.

Peter Lee. Mr. Lee has served as a member of the Board since February 4, 2022. Mr. Lee served as Merida Merger Corp. I's (“Merida”) President from August 2019 until February 4, 2022, and Merida’s Chief Financial Officer, Secretary and a member of Merida’s board of directors from September 2019 until February 4, 2022. Mr. Lee has spent more than 20 years as an investment professional in both public markets and private equity. Since April 2018, Mr. Lee has been an independent investor and consultant for hedge funds. From 2011 to April 2018, he co-founded and was a Managing Partner at Sentinel Rock Capital, LLC, a long/short equity oriented hedge fund. Prior to this, from 2009 to 2011, he was an Analyst and a Partner at Spring Point Capital, a long/short equity oriented hedge fund. From 2007 to 2009, he was the sector head for financial services and retail industries at Blackstone Kailix, the long/short equity hedge fund business of The Blackstone Group. From 2005 to 2007, he was an analyst at Tiger Management evaluating public investments. Mr. Lee joined Tiger Management after receiving his MBA. Earlier, Mr. Lee focused on growth private equity investing in financial services and financial technology companies as a senior associate at J.H Whitney & Company from 2000 to 2002 and an associate at Capital Z Partners from 1999 to 2000. Mr. Lee began his career in 1997 as an analyst at Morgan Stanley Capital Partners, the private equity investment fund of Morgan Stanley. Mr. Lee received a B.S. in Business Administration from the University of California at Berkeley Haas School of Business and an MBA from Stanford Graduate School of Business.

We believe Mr. Lee is well-qualified to serve as a director on our Board due to his business experience, including his consulting experience and business contacts and relationships.

Continuing Directors

Yoko Miyashita. Ms. Miyashita serves as the Chief Executive Officer of the Company and as a member of the Company’s Board. Ms. Miyashita was appointed as the Chief Executive Officer of Leafly LLC, (formerly known as Leafly Holdings, Inc.) ("Legacy Leafly") in August 2020, after serving as Legacy Leafly's General Counsel since May 2019. Ms. Miyashita previously served as a director of Legacy Leafly from 2020 to 2022 and was appointed as a director of our Board on February 4, 2022. Previously, Ms. Miyashita served in several roles, including as SVP and General Counsel, at Getty Images from July 2005 to April 2019. Prior to joining Getty Images, she practiced law with Perkins Coie LLP from November 2001 to June 2005 in Seattle, Washington. Ms. Miyashita has spent her career serving mission-driven companies navigating complex global legal and regulatory environments in order to bring meaningful and compelling products to market. She holds a J.D. from the University of Washington School of Law and a B.A. from the University of California, Berkeley.

We believe Ms. Miyashita’s long-term vision for the Company and operational and historical expertise gained from serving as our Chief Executive Officer qualifies her to serve as a director on our Board.

Alan Pickerill. Mr. Pickerill has served as a member of the Board since February 4, 2022. Mr. Pickerill has served in a variety of finance and accounting roles over a 30+ year career, mainly for publicly traded technology companies. He is currently a board member and audit committee chair for Porch Group (Nasdaq: PRCH), a board member of Manson Construction and sits on the board of the YMCA of Greater Seattle. He also has served as an adjunct faculty member for the University of Washington Foster School EMBA program since December 2021. Mr. Pickerill served as Expedia Group’s Executive Vice President, Chief Financial Officer and Treasurer from September 2017 to December 2019 and had been with the company since 2008. Mr. Pickerill oversaw Expedia Group’s accounting, financial reporting and analysis, investor relations, treasury, internal audit, tax and global real estate teams. Previously, he served as Expedia Group’s Senior Vice President of Investor Relations and Treasurer. Mr. Pickerill began his career as an accountant for seven years at Deloitte and Touche before working at a variety of publicly traded technology and internet companies, including serving as Chief Financial Officer of INTERLINQ Software Corporation, as well as roles at Microsoft and Getty Images. Mr. Pickerill was licensed as a certified public accountant in Washington in 1991. Mr. Pickerill received a B.A. in Business and Accounting from the University of Washington’s Michael G. Foster School of Business.

We believe Mr. Pickerill’s business and financial expertise and experience make him well-qualified to serve as a director on our Board.

Michael Blue. Mr. Blue was appointed to the Board on February 4, 2022 and serves as its Chairman. Mr. Blue co-founded Privateer Holdings, a cannabis-focused private equity firm that founded a number of businesses (including Tilray, Inc. (Nasdaq: TLRY), Left Coast Ventures Inc. (NEO:GRAM.U), and Docklight Brands, Inc.) and acquired Legacy Leafly in 2011, which it owned until 2019, when it effected a capital restructuring and distributed its ownership in Legacy Leafly to Privateer Holdings’ shareholders. Mr. Blue served as Privateer Holdings’ CFO from 2011 until 2018, and as its Managing Partner from 2018 until its merger with Tilray, Inc. in 2019. He also served as the Treasurer at Legacy Leafly between 2011 and 2019, and as a director of Legacy Leafly from 2011 until February 4, 2022. Mr. Blue served as Managing Partner at Ten Eleven Management LLC (dba Privateer Management), which provided consulting and management services to several cannabis businesses, including Legacy Leafly from February 2019 through March 2021. Prior to co-founding Privateer Holdings, Mr. Blue served in several senior roles in private equity, including as Principal at Herrington, Inc. from July 2007 to October 2011 and as Vice President of de Vissher & Company from July 2005 to July 2007. Mr. Blue received his MBA from Yale School of Management in 2005.

We believe Mr. Blue’s experience with Legacy Leafly and in private equity, investment banking, consulting, business development and operations and in the cannabis industry make him well qualified to serve as a director and Chairman of our Board.

Cassandra “Cassi” Chandler. Ms. Chandler was appointed to our Board on February 4, 2022. Ms. Chandler is President & CEO of Vigeo Alliance, which partners with businesses to grow emerging leaders, retain diverse talent and build an inclusive culture that thrives. Ms. Chandler also has served as an independent federal monitor with the New York Police Department since January 2017 and as an Adjunct Professor for Intelligence and Terrorism courses at Pace University’s Masters in Public Safety and Homeland Security Graduate Program since January 2019. Previously, Ms. Chandler was Senior Vice President for Business Operations at Bank of America from February 2015 to December 2017, where she was responsible for building an integrated framework to identify, evaluate and assess emerging regulatory risks and the operational effectiveness of enterprise coverage areas. She also served on its Global Diversity and Inclusion Advisory Board. Before joining the bank, Ms. Chandler spent nearly 24 years with the Federal Bureau of Investigation (“FBI”), where she directed white collar crimes, financial crimes, terrorism, cybercrimes investigations and foreign intelligence activities. She led the FBI’s training division, redesigned the FBI’s health care fraud and its criminal and domestic terrorism intelligence programs, and was appointed to the U.S. Senior Executive Service as the agency’s first Black female Special Agent Assistant Director and the FBI’s first female National Spokesperson and director of Public Affairs. Ms. Chandler has received awards such as the Senior Executive Service Presidential Rank Award of Meritorious Executive under President George W. Bush, the National Center for Women & Policing’s “Breaking the Glass Ceiling” award and the Norfolk NAACP Trailblazer Award. She served on the U.S. Marine Corps Red Team, which monitored the Corps’ assessment of expanding infantry officer roles to women and has served on many charitable and diversity boards. Ms. Chandler received her B.A. from Louisiana State University and her J.D. from Loyola University School of Law.

We believe Ms. Chandler’s law enforcement, business and inclusivity experience makes her well qualified to serve as a director on our Board.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Subject to stockholder ratification, the Audit Committee of the Company’s Board has appointed the firm of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023. Although ratification is not required by law, our Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Marcum is expected to participate in the Annual Meeting, and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any. Marcum has served as our independent registered public accounting firm since 2019.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Marcum as the Company’s independent registered public accounting firm.

Recommendation of the Board of Leafly

LEAFLY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Fees Paid to Independent Registered Public Accounting Firm

Our Audit Committee appointed the firm of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023. Marcum has been our independent registered public accounting firm since 2019. The following table presents fees for professional services rendered by Marcum to us for the years ended December 31, 2022 and 2021, respectively:

	2022	2021

Audit Fees	$574,514	$299,000
Audit related fees	60,000	176,739
Total fees	$634,514	$475,739

The audit related fees are related to work performed in connection with registration statements, such as due diligence procedures and issuance of comfort letters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All fees for fiscal year 2022 were pre-approved by Leafly’s Audit Committee pursuant to the Company’s prior approval procedures. For fiscal year 2021, because Legacy Leafly was not a public company and did not have an Audit Committee, the services provided to the Company by Marcum during fiscal year 2021 were approved by management of Legacy Leafly.

PROPOSAL NO. 3 - APPROVAL OF THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our second amended and restated certificate of incorporation currently authorizes the Company to issue a total of 205,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share.

On May 8, 2023, subject to stockholder approval, the Board approved an amendment to our second amended and restated certificate of incorporation to, at the discretion of the Board, effect a reverse stock split of the Common Stock at a ratio of no less than 1-for-10 and no more than 1-for-25, with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the reverse stock split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market ("Nasdaq"). We believe that a range of reverse stock split ratios provides us with the most flexibility to achieve the desired results of the reverse stock split. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 promulgated under the Securities Exchange Act of

1934, as amended (the "Exchange Act"). The reverse stock split is not intended to modify the rights of existing stockholders in any material respect.

If Proposal No. 3 is approved by our stockholders and a reverse stock split is effected, up to every 25 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of a reverse stock split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of Proposal No. 3 by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our second amended and restated certificate of incorporation to effect a reverse stock split. If Proposal No. 3 is approved by our stockholders, the Board will make a determination as to whether effecting a reverse stock split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting a reverse stock split, the per share price of the Common Stock immediately prior to a reverse stock split and the expected stability of the per share price of the Common Stock following a reverse stock split. If the Board determines that it is in the best interests of the Company and its stockholders to effect a reverse stock split, it will hold a Board meeting to determine the ratio of the reverse stock split.

The text of the proposed amendment to the Company’s second amended and restated certificate of incorporation to effect a reverse stock split is included as Annex A to this proxy statement (the “Reverse Stock Split Amendment”). If Proposal No. 3 is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective as of the date and time set forth in the Reverse Stock Split Amendment; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and has submitted it for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on The Nasdaq Capital Market under the symbol “LFLY.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

On November 2, 2022, we received a deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq pursuant to Nasdaq Listing Rule 5450(a)(2) (the “Bid Price Requirement”). We were provided a period of 180 calendar days, or until May 1, 2023, to regain compliance with the Bid Price Requirement. We were unable to regain compliance with the Bid Price Requirement by May 1, 2023. We also are not eligible for a second 180 calendar day compliance period because we do not comply with any of the three alternative minimum initial listing requirements for Nasdaq. Accordingly, on May 2, 2023, we received a letter from Nasdaq notifying us that the Common Stock would be subject to delisting from Nasdaq unless we timely requested a hearing before a Nasdaq Listing Hearings Panel (the “Panel”). On May 8, 2023, we timely requested a hearing before the Panel at which we will present our plan of compliance and request a further extension of time (the “Request”). The Panel has the discretion to grant us up to an additional 180 calendar days from May 2, 2023, to regain compliance with the Bid Price Requirement. The Request stayed any further action by Nasdaq, and while the hearings process is pending, it is expected that the Common Stock will continue to be listed and traded on Nasdaq. As part of our plan to regain compliance with the Bid Price Requirement within 180 days of May 2, 2023, we are asking stockholders to approve the reverse stock split.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect a reverse stock split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the reverse stock split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the reverse stock split is to increase the trading price of our Common Stock to meet the Bid Price Requirement. However, the long-term effect of a reverse stock split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a reverse stock split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a reverse stock split will increase the market price of our Common Stock by a multiple of the reverse stock split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our

Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that a reverse stock split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the reverse stock split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the reverse stock split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If a reverse stock split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a reverse stock split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. A reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the reverse stock split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the reverse stock split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If Proposal No. 3 is not approved by our stockholders, our Board will not have the authority effect a Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the Bid Price Requirement. Any inability of our Board to effect a reverse stock split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential reverse stock split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time a reverse stock split would be implemented. We believe that a range of reverse stock split ratios provides us with the most flexibility to achieve the desired results of the reverse stock split. The reverse stock split ratio to be selected by our Board will be not more than 1-for-25.

The selection of the specific reverse stock split ratio will be based on several factors, including, among other things:

•
our ability to maintain the listing of our Common Stock on Nasdaq;
•
the per share price of our Common Stock immediately prior to the reverse stock split;
•
the expected stability of the per share price of our Common Stock following the reverse stock split;
•
the likelihood that the reverse stock split will result in increased marketability and liquidity of our Common Stock;
•
prevailing market conditions;
•
general economic conditions in our industry; and
•
our market capitalization before, and anticipated market capitalization after, the reverse stock split.

We believe that granting our Board the authority to set the ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the reverse stock split, the Company will make a public announcement regarding the determination of the reverse stock split ratio.

Board Discretion to Effect a Reverse Stock Split

If Proposal No. 3 is approved by our stockholders, the Board will have the discretion to implement the reverse stock split or to not effect a reverse stock split at all. The Board currently intends to effect a reverse stock split. If the trading price of our Common Stock increases without effecting a reverse stock split, a reverse stock split may not be necessary. Following the reverse stock split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve Proposal No. 3 at the Annual Meeting, a reverse stock split will be effected, if at all, only upon a determination by the Board that a reverse stock split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the reverse stock split. Even if we have cured the minimum share price requirement, we still may effect the reverse stock split if stockholders approve this Proposal No. 3 and if the Board determines that effecting the reverse stock split would be in the best interests of our company and stockholders. If our Board does not implement a reverse stock split prior to the Company's 2024 annual meeting of stockholders, the authority granted in this proposal to implement a reverse stock split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If a reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the reduced number of shares that will be outstanding after the reverse stock split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the reverse stock split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following a reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of a Reverse Stock Split

A reverse stock split, if approved by our stockholders, will become effective as of the date and time set forth in a certificate of amendment to our second amended and restated certificate of incorporation, in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A, that is filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders, if at all. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with a reverse stock split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect a reverse stock split. If our Board does not implement a reverse stock split prior to to the Company's 2024 annual meeting of stockholders, the authority granted in this proposal to implement a reverse stock split will terminate and the Reverse Stock Split Amendment to effect the reverse stock split will be abandoned.

Effects of a Reverse Stock Split on Common Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of a reverse stock split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the reverse stock split.

Based on [•] shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding after a reverse stock split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split

10:1	90.00%
11:1	90.91%
12:1	91.67%
13:1	92.31%
14:1	92.86%
15:1	93.33%
16:1	93.75%
17:1	94.12%
18:1	94.44%
19:1	94.74%
20:1	95.00%
21:1	95.24%
22:1	95.45%
23:1	95.65%
24:1	95.83%
25:1	96.00%

A reverse stock split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the reverse stock split. Following the reverse stock split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old

Common Stock. The reverse stock split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the reverse stock split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the reverse stock split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split would be recast to give retroactive effect to the reverse stock split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and Convertible Notes,” the per share exercise price of outstanding option awards, warrants and convertible notes would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options, warrants and convertible notes, or that relate to other equity awards (e.g., restricted stock unit awards) would decrease proportionately, in each case based on the reverse stock split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

We are currently authorized to issue a maximum of 200,000,000 shares of our Common Stock. As of the Record Date, there were [•] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change after a reverse stock split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the reverse stock split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the reverse stock split. Conversely, with respect to the number of shares reserved for issuance under our equity incentive plans, the number of shares of Common Stock available will be proportionately adjusted for the reverse stock split ratio selected by the Board, such that fewer shares will be subject to the equity incentive plans.

Following the reverse stock split, if any, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue additional shares that would be available if a reverse stock split is approved and effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and Convertible Notes

Effect on Outstanding Equity Awards

If the reverse stock split is approved by our stockholders and the Board decides to implement the reverse stock split, as of the effective time of the reverse stock split, based on the reverse stock split ratio selected by the Board, all outstanding equity awards under our equity plans will be rounded down to the nearest whole share and a corresponding adjustment will be made to their exercise price, with the exercise price rounded up to the nearest whole cent. In addition, the number of shares of Common Stock available for issuance under our equity incentive plans will be proportionately adjusted for the reverse stock split ratio selected by the Board, such that fewer shares will be subject to the equity incentive plans.

Effect on Warrants and Convertible Notes

If the reverse stock split is approved by our stockholders and the Board decides to implement the reverse stock split, as of the effective time of the reverse stock split:

•
all outstanding warrants will be adjusted in accordance with their terms, which will result in the number of shares issuable upon exercise of any such warrant being rounded up to the nearest whole share and proportionate adjustments will be made to the exercise price; and
•
all outstanding convertible notes will have adjustments to the conversion rate and the conversion price made proportionate with the reverse stock split ratio selected by the Board in accordance with their terms.

This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the reverse stock split ratio.

Effect on Registered and Beneficial Stockholders

Upon a reverse stock split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing a reverse stock split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your bank, broker or nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the reverse stock split indicating the number of shares of New Common Stock you hold.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the reverse stock split will remain the same. After the effectiveness of the reverse stock split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the reverse stock split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed reverse stock split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

We have not proposed the reverse stock split, with its corresponding increase in the authorized and unissued number of shares of Common Stock available for future issuance, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with a reverse stock split. Each stockholder who would otherwise hold a fractional share of Common Stock following the reverse stock split will receive one share of Common Stock in lieu of such fractional share.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the reverse stock split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The reverse stock split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating a reverse stock split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances, nor does this discussion address any state, local or foreign income or other tax consequences, including gift or estate taxes, alternative minimum taxes, or the Medicare contribution tax on net investment income. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations promulgated thereunder, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, or persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment. This summary also assumes that the pre-reverse stock split shares of Common Stock were, and the post-reverse stock split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code. Additionally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split Common Stock for post-reverse stock split Common Stock. The aggregate tax basis of the post-reverse stock split Common Stock should be the same as the aggregate tax basis of the pre-reverse stock split Common Stock exchanged in the reverse stock split. A stockholder’s holding period in the post-reverse stock split Common Stock should include the period during which the stockholder held the pre-Reverse stock split

Common Stock exchanged in the reverse stock split. Special tax basis and holding period rules may apply to stockholders that acquired different blocks of Common Stock at different prices or at different times.

As noted above, we will not issue fractional shares of Common Stock in connection with the reverse stock split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-reverse stock split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear. Each stockholder is urged to consult with his, her, or its own tax advisor as to the possible tax consequences of receiving a whole share in exchange for a fractional share in the reverse stock split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting is required for approval of Proposal No. 3.

Recommendation of the Board of Leafly

LEAFLY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4 — APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL NO. 3

Background

In connection with Proposal No. 3, which seeks approval of an amendment to our second amended and restated certificate of incorporation to effect a reverse stock split, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 3 if there are insufficient votes at the time of such adjournment to approve Proposal No. 3.

If our stockholders approve this proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of Proposal No. 3. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons.

If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

The Board believes that it is in the best interests of Leafly and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of Proposal No. 3 if there are insufficient votes to approve such proposal at the time of the Annual Meeting.

For this Proposal No. 4, if a quorum is not present at the Annual Meeting, Section 2.6 of our Bylaws states that the chairman of the meeting may adjourn the Annual Meeting.

Recommendation of the Board of Leafly

LEAFLY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

CORPORATE GOVERNANCE AND BOARD MATTERS

In accordance with the bylaws of the Company, the Board is divided into three classes, each comprising as nearly as possible one-third of the directors and serving three-year terms with only one class of directors being elected in each year. Ms. Miyashita and Mr. Pickerill were assigned to Class I, Mr. Judja-Sato and Mr. Lee were assigned to Class II, and Mr. Blue and Ms. Chandler were assigned to Class III.

Director Independence

The rules of Nasdaq require that a majority of the Board be independent. An “independent director” is generally defined under applicable Nasdaq rules as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Each of the directors other than Yoko Miyashita qualifies as an independent director, as defined under the listing rules of Nasdaq, and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of Nasdaq. In addition, members of the Company’s Compensation Committee and Nominating and Corporate Governance Committee must satisfy the independence criteria set forth under the listing standards of Nasdaq.

The Board has determined that each of Mr. Blue, Ms. Chandler, Mr. Judja-Sato, Mr. Lee and Mr. Pickerill is an “independent director” under applicable SEC and Nasdaq rules for purposes of serving on the Board and each committee on which they serve, as applicable.

Director Diversity

The Nominating and Corporate Governance Committee strives to create a demographically diverse Board of Directors that reflects a wide breadth of skills, qualifications and experience. The table below provides a summary of our board’s demographic diversity as of May 15, 2023.

Total Number of Directors			6
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
African American or Black	1	1
Alaskan Native or Native American
Asian	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		2
Two or more Races or Ethnicities		1
LGBTQ+
Did Not Disclose Demographic Background

Corporate Governance

We structured our corporate governance in a manner we believe will closely align our interests with those of our stockholders. Notable features of this corporate governance include:

•
each of our Board's Committees is comprised entirely of independent directors, and our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;
•
a copy of our corporate governance guidelines is available on our website located at https://investor.leafly.com;
•
each member of our Audit Committee qualified as an “audit committee financial expert” as defined by the SEC; and
•
we have implemented a range of other corporate governance best practices, as further described herein.

The Board adopted corporate governance guidelines (the “Corporate Governance Guidelines”), which serve as a flexible framework within which our Board and its committees operate.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s bylaws, our Corporate Governance Guidelines provide that the Board may, in its discretion, elect a Chairperson of the Board from among the members of the Board. The Board has no policy mandating the separation of the offices of the Chairperson of the Board and the Chief Executive Officer and believes that it should maintain flexibility in determining a board leadership structure appropriate for us from time to time.

Our Board believes that we and our stockholders currently are best served by Michael Blue serving as Chairman of our Board, considering his experience, expertise, knowledge of our business and operations, and strategic vision. As Chairman, Mr. Blue presides over meetings of the Board and holds such other powers and carries out such other duties as are customarily carried out by the chairperson of a board of directors.

Our independent directors appointed Peter Lee to serve as our Lead Independent Director. As Lead Independent Director, Mr. Lee presides over periodic executive sessions of our independent directors, collaborates with the Chairman on agendas, schedules, and materials for Board meetings, and performs such additional duties as our Board may otherwise determine and delegate.

Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, independent Audit, Compensation and Nominating and Corporate Governance Committees with significant authority and oversight, and sound corporate governance policies and practices.

Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board is responsible for monitoring and assessing the Company’s strategic risk exposure. Our Audit Committee has the responsibility of providing oversight over cybersecurity risks, disaster recovery and privacy compliance as well as to consider and discuss our major financial risk exposures and the steps management takes to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Meetings and Committees of the Board

Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board, written consents in lieu of meetings, and its standing committees. The standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may from time to time establish other committees.

We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend and encourage their attendance at stockholder meetings. All of our directors attended our 2022 annual meeting of stockholders. In 2022, our Board met 5 times. All of our directors attended 100% of all board meetings and meetings of committees of which he or she was a member during 2022.

Audit Committee

Our Audit Committee is responsible for, among other things:

•
the appointment, evaluation, compensation, retention and replacement of the Company’s independent auditors;
•
assessing the independence, qualifications and performance of the Company’s independent auditors;
•
overseeing the work of the independent auditors and establishing an understanding of the terms of the audit engagement and the overall audit strategy;
•
reviewing and discussing with management and the independent auditors the Company’s critical accounting policies and practices, financial reporting processes and financial statements and other financial information and reports that may be included in the Company’s regulatory filings;
•
preparing the report that the SEC requires in the Company’s annual proxy statement;
•
reviewing the status of litigation matters, claims, assessments, commitments and contingent liabilities and their potential impact on the Company’s financial statements;
•
providing oversight of management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;
•
reviewing and discussing with management and the independent auditors certain certifications and related disclosures made in the Company’s periodic reports about disclosure controls and procedures, internal control over financial reporting, and fraud;
•
reviewing and assessing the annual internal audit plan;
•
establishing clear hiring policies with respect to employees or former employees of the Company’s independent auditors;
•
reviewing any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;
•
reviewing and assessing legal and regulatory matters; including reviewing and monitoring compliance with the Company’s code of business conduct and ethics;
•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;

•
reviewing and approving or ratifying any related person transactions and other significant conflicts of interest, in each case in accordance with applicable Company policies, applicable law and exchange listing requirements;
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter; and.
•
providing oversight of the Company’s risk management program relating to cybersecurity, and assessing the steps management has taken to monitor and control such risks

The Board appointed Cassandra Chandler, Blaise Judja-Sato and Alan Pickerill to serve on the Audit Committee, with Alan Pickerill serving as its Chair, each of whom meets the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards and qualifies as an “audit committee financial expert” as defined by the SEC.

In 2022, our Audit Committee met 4 times. The members of the Audit Committee attended 100% of the Audit Committee meetings.

Our Board adopted a written charter for the Audit Committee, which is available on our corporate website at https://investor.leafly.com.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•
establishing and reviewing the objectives of the Company’s management compensation programs and its basic compensation policies and reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s executive officers;
•
reviewing and approving any employment, compensation, benefit or severance agreement with any executive officer;
•
evaluating at least annually the performance of the executive officers against corporate goals and objectives and, based on this evaluation, determining and approving the compensation for the executive officers, subject to any further Board action;
•
determining and approving the compensation level (including any awards under compensation plans) for other members of senior management of the Company;
•
reviewing, approving and recommending to the Board the adoption of any incentive compensation plan, employee retirement plan and other material employee benefit plan for employees or consultants of the Company and any modification of such plan;
•
reviewing at least annually the Company’s compensation policies and practices for executives, management, management employees and employees generally to assess whether such policies and practices could lead to excessive risk taking behavior;
•
assessing whether the work of any compensation consultant who has been engaged to make determinations or recommendations on the amount or form of executive or director compensation has raised any conflicts of interest and reviewing the engagement and the nature of any additional services provided by such compensation consultant, as well as all remuneration provided to such consultant;
•
assessing the independence of compensation consultants, legal and other advisers to the committee;
•
reviewing and discussing with management the “Compensation Discussion and Analysis” disclosure if required by SEC regulations and determining whether to recommend to the Board, as part of a report of the Compensation Committee to the Board, that such disclosure be included in the Company’s Annual Report on Form 10-K and any proxy statement for the election of directors; and
•
reporting committee findings and recommendations to the Board as well as any other matters deemed appropriate by the committee or requested by the Board.

The Board appointed Alan Pickerill, Blaise Judja-Sato and Peter Lee to serve on the Compensation Committee, with Blaise Judja-Sato serving as its Chair. Each member of the Compensation Committee meets the definition of “independent director” for purposes of serving on the Compensation Committee under the applicable Nasdaq rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

In 2022, our Compensation Committee met 5 times. The members of the Compensation Committee attended 100% of the Compensation Committee meetings.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from, oversee and terminate any compensation consultant, legal counsel or other adviser to the committee and to be directly responsible for the appointment, compensation and oversight of such adviser’s work. The Compensation Committee engaged Compensia, an independent compensation consultant, to assist it in evaluating executive and director compensation programs and levels. The Compensation Committee used the services of Compensia to assist it in evaluating executive and director compensation programs and levels during 2022. In addition, Compensia assisted the Compensation Committee with evaluating compensation for non-employee members of our Board and our executive officers, including long-term and short-term annual incentive award design; conducting an assessment of the risks associated with the Company's overall compensation policies and practices; and understanding trends in executive and board compensation. Compensia does not provide any other services directly to the Company. The Compensation Committee has assessed Compensia’s independence, taking into consideration the factors listed in NASDAQ Listing Rule 5605(d)(3)(D), and has determined that Compensia’s work with the Company does not raise any conflicts of interest.

Our Board adopted a written charter for the Compensation Committee, which is available on our corporate website at https://investor.leafly.com.

Compensation Committee Interlocks and Insider Participation

No person who served on the Compensation Committee in the Company’s last completed fiscal year was at any time during fiscal year 2022, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee. Peter Lee currently serves on the Compensation Committee and served as Merida’s President, Chief Financial Officer and Secretary until the closing on February 4, 2022 of the transactions contemplated by that certain Agreement and Plan of Merger dated August 9, 2021, as amended on September 8, 2021 and January 11, 2022 (the “Merger Agreement”), by and among the Company, Merida, Merida Merger Sub, Inc. and Merida Merger Sub II, LLC. (the “Business Combination”) but did not receive compensation for such service, other than reimbursement for out-of-pocket expenses incurred in connection with activities on Merida’s behalf.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•
recommending to the Board for approval, reviewing the effectiveness of, recommending modifications as appropriate to, and reviewing Company disclosures concerning: (a) the Company’s policies and procedures for identifying and screening Board nominee candidates; (b) the process and criteria (including experience, qualifications, attributes, diversity or skills in light of the Company’s business and structure) used to evaluate Board membership and director independence; and (c) any policies with regard to diversity on the Board;
•
identifying and screening director candidates consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for election or re-election by the stockholders;
•
overseeing the Company’s policies and procedures with respect to the consideration of director candidates recommended by stockholders;
•
reviewing annually the relationships between directors, the Company and members of management and recommending to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable rules of the Nasdaq and the Company’s corporate governance guidelines;
•
assessing the appropriateness of a director nominee who does not receive a “majority of votes cast” at an election of directors continuing to serve as a director and recommending to the Board the action to be taken with respect to any letter of resignation submitted by such director;
•
assessing the appropriateness of a director continuing to serve on the Board upon a substantial change in the director’s principal occupation or business association from the position such director held when originally invited to join the Board, and recommending to the Board any action to be taken with respect thereto;
•
assessing annually whether the composition of the Board as a whole reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity of background and experience and other desired qualities, and recommending any appropriate changes to the Board;
•
reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommending any changes to the Board for approval;
•
reviewing periodically the committee structure of the Board and recommending to the Board the appointment of directors to Board committees and assignment of committee chairs;
•
reviewing periodically the size of the Board and recommending to the Board any appropriate changes;
•
coordinating with management to develop an appropriate director orientation program and identifying continuing education opportunities;
•
coordinating and overseeing the annual self-evaluation of the role and performance of the Board, its committees, individual directors and management in the governance of the Company;
•
periodically evaluating the qualifications and independence of each director on the Board and making any recommended changes in the composition of the Board or any of its committees;

•
developing and recommending to the Board, reviewing the effectiveness of, and recommending modifications as appropriate to, the corporate governance guidelines of the Company and other governance policies of the Company;
•
reviewing and addressing conflicts of interest of directors and executive officers, and the manner in which any such conflicts are to be monitored; and
•
reporting regularly to the Board on Committee findings, recommendations and any other matters the Nominating and Corporate Governance Committee deems appropriate or the Board requests, and maintaining minutes or other records of Nominating and Corporate Governance Committee meetings and activities.

The Board appointed Cassandra Chandler, Michael Blue and Peter Lee to serve on the Nominating and Corporate Governance Committee, with Cassandra Chandler serving as its Chair. Each member of the Nominating and Corporate Governance Committee meets the definition of “independent director” under the Nasdaq rules. In 2022, our Nominating and Corporate Governance Committee met 4 times. The members of the Nominating and Corporate Governance Committee attended 100% of the Nominating and Corporate Governance Committee meetings.

The Nominating and Corporate Governance Committee receives recommendations for potential director candidates from stockholders, management, directors, and other sources. In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers, among other things, each candidate’s experience, qualifications, attributes, diversity and skills in light of the Company’s business, structure and current needs of the Board. Stockholders may recommend candidates for Nominating and Governance Committee consideration by submitting such recommendation using the method described under "Stockholder Communications with the Board." Stockholders may also nominate director candidates in accordance with our bylaws as described under "Proposals by Our Stockholders."

Our Board adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at https://investor.leafly.com.

Hedging Policy

We have adopted an Insider Trading Policy that prohibits all of our directors, officers and employees from entering into hedging or pledging transactions or similar arrangements with respect to the Company’s securities, including puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds (excluding broad-based index funds), unless advance approval is obtained from the Company’s General Counsel. Additionally, a director, officer or employee may not hold Company securities in a margin account or pledge Company securities as collateral for a margin loan, unless advance approval is obtained from the Company’s General Counsel.

Code of Ethics and Business Conduct

We have adopted a code of ethics and business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investor.leafly.com/. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.

Stockholder Communications with the Board

Interested parties wishing to communicate with our Board, including the non-management directors of our Board, may do so by writing to the Board and mailing or emailing the correspondence to Leafly Holdings, Inc., 113 Cherry St., PMB 88154, Seattle, Washington 98104 (Email: nicole.sanchez@leafly.com), Attention: Nicole Sanchez, Senior Corporate and Securities Counsel. Our Senior Corporate and Securities Counsel, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION

Overview

We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as Leafly is an emerging growth company. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and which require compensation disclosure for (i) our principal executive officer; (ii) two of our other most highly compensated executive officers, whose total compensation for 2022 exceeded $100,000 and who were serving as executive officers as of December 31, 2022; and (iii) up to two additional individuals who would have been named executive officers under (ii) but for the fact that such individuals no longer served as executive officers as of December 31, 2022. We refer to these individuals as our “NEOs.” For fiscal year 2022, our NEOs were Yoko Miyashita, our Chief Executive Officer, Suresh Krishnaswamy, our Chief Financial Officer, and Samuel Martin, our former Chief Operating Officer who left the Company as of January 1, 2023.

Employment Arrangements with our Named Executive Officers

Yoko Miyashita, Chief Executive Officer

Ms. Miyashita serves as Leafly’s Chief Executive Officer on an at-will basis pursuant to an employment agreement she entered into with Legacy Leafly, effective as of August 17, 2020 (the “CEO Agreement”). The CEO Agreement provides for (i) a base salary of $400,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 50% of Ms. Miyashita’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. As provided in the CEO Agreement, Ms. Miyashita: (i) received stock option awards in 2021, which are described below under, “— Performance-Based Option Awards” and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Ms. Miyashita’s outstanding equity awards as of December 31, 2022. Ms. Miyashita also is eligible to participate in the employee benefit plans generally available to our employees.

The CEO Agreement provides that if any payments or benefits provided for under the agreement or otherwise payable to Ms. Miyashita are considered “excess parachute payments” under Section 280G of the Code, then such payments will be limited to the greatest amount that may be paid to Ms. Miyashita under Section 280G of the Code without causing any loss of deduction to Leafly under such Code section, but only if, by reason of such reduction, the “net after tax benefit” to Ms. Miyashita will exceed the net after tax benefit if such reduction was not made.

For a description of the payments and other benefits that Ms. Miyashita would be entitled to upon certain terminations of employment, see below under “Potential Payments upon Termination of Employment or Change in Control.”

Suresh Krishnaswamy, Chief Financial Officer

Mr. Krishnaswamy serves as Leafly’s Chief Financial Officer on an at-will basis pursuant to an offer letter he entered into with Legacy Leafly, dated September 13, 2021, effective as of September 20, 2021 (the “CFO Letter”). The CFO Letter provides for (i) a base salary of $375,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 40% of Mr. Krishnaswamy’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. Pursuant to the terms of the CFO Letter, Mr. Krishnaswamy (i) received certain “new-hire” equity awards in 2021 and 2022, which are described below under “—Long-Term Equity Incentive Compensation” and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Mr. Krishnaswamy’s outstanding equity awards as of December 31, 2022. Mr. Krishnaswamy also is eligible to participate in the employee benefit plans generally available to our employees.

Samuel Martin, former Chief Operating Officer

Mr. Martin served as our Chief Operating Officer until January 1, 2023 pursuant to a promotion offer letter he entered into with Legacy Leafly, dated October 12, 2021, effective as of August 1, 2021 (the “COO Letter”). The COO Letter provided for a base salary of $385,000 and a target annual bonus opportunity of up to 40% of Mr. Martin’s then base salary. Pursuant to the terms of the COO Letter, Mr. Martin (i) received RSU grants in 2022, which are described below under “— Long-Term Equity Incentive Compensation” and (ii) was eligible to receive long-term equity incentive awards, at the discretion of the Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Mr. Martin’s outstanding equity awards as of December 31, 2022. Mr. Martin also was eligible to participate in the employee benefit plans generally available to our employees.

Principal Components of Our Executive Compensation Program

This section discusses the material components of our executive compensation program for our NEOs. Leafly became a publicly-traded company in February 2022, and as such, we expect that our executive compensation program will evolve over time, while still supporting Leafly’s overall business and compensation objectives.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program and compared against compensation in the market for similar positions. In general, we seek to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Please see the “Salary” column in the Summary Compensation Table below for the base salary amounts paid to each of our NEOs for their services during the years presented.

Annual Bonus Plan

In 2022, in order to appropriately motivate and reward our employees, including our NEOs, and to further align our NEOs’ pay with Company performance, we established our 2022 Annual Incentive Plan (“2022 AIP”) that provided for incentive awards to be paid in cash, shares of our common stock, or in a combination thereof, as determined by the Compensation Committee, based upon its determination of achievement of pre-established performance goals for fiscal year 2022. For each employee eligible to receive awards under the 2022 AIP, including our NEOs, the 2022 AIP established minimum (0%), target (100%) and maximum (150%) award levels, computed as a percentage of each such employee’s annual base salary. To be eligible to receive any bonus, each NEO must be employed with the Company at the time such payment is made.

The table below sets forth the target award level, as a percentage of base salary, for each of our NEOs for fiscal year 2022.

Named Executive Officer	Target Award % of Salary	2022 Target Award
Yoko Miyashita	50%	$200,000
Suresh Krishnaswamy	40%	$150,000
Samuel Martin	40%	$154,000

Our 2022 AIP performance goals included top line revenue and adjusted EBITDA targets for fiscal year 2022 (each a “Performance Goal,” as defined below), with potential bonus payouts allocated 50% to each Performance Goal and achievement of each Performance Goal determined independently of the other, with no linear interpolation applicable to any results.

The following tables set forth the Performance Goals and payment thresholds established by our Compensation Committee for our NEOs for fiscal year 2022:

2022 Top Line Revenue (1)	Payout Percentage
$55 million	100%
Less than $55 million	0%

1.
“Top Line Revenue” means total reported revenue in the Annual Report on Form 10-K for the period from January 1, 2022 to December 31, 2022 (“2022 Performance Period”).

Adjusted EBITDA (1)	Payout Percentage
Loss equal to or less than $27 million	100%
Loss greater than $27 million but equal to or less than loss of $27.5 million	75%
Loss greater than $27.5 million but equal to or less than loss of $28.5 million	50%
Loss greater than $28.5 million	0%

1.
“Adjusted EBITDA” for the 2022 Performance Period is calculated as net income (loss) before interest, taxes and depreciation and amortization expense adjusted to exclude non-cash, unusual and/or infrequent costs and further adjusted for the impact of any change in accounting due to changes in the form of payment for awards under the 2022 AIP (e.g., any add back to expense for payment of annual incentive awards in the form of stock-based awards instead of cash).

In 2023, after assessing the Company’s achievement of the 2022 Performance Goals, the Compensation Committee approved that (i) the Company’s Top Line Revenue was less than $55 million, resulting in 0% payout for the Top Line Revenue Performance Goal; and (ii) the Company’s Adjusted EBITDA loss was less than $27 million, resulting in 100% payout for the Adjusted EBITDA Performance Goal. As such, the Compensation Committee approved bonus payments under the 2022 AIP for Ms. Miyashita and Mr. Krishnaswamy of $97,373 and $73,000, respectively, representing approximately 50% of each executive’s target bonus eligibility. Mr. Martin was not eligible to receive a bonus payment due to his departure on January 1, 2023.

The Compensation Committee approved bonuses to be paid 75% in cash and 25% in an RSU award under our 2021 Equity Incentive Plan (the “2021 Plan”). The RSU award vests in four equal installments over four months commencing in March 2023 and ending in June 2023 (“2022 AIP RSU Awards”). Because the 2022 AIP RSU Awards are intended to compensate our NEOs for their services and performance in 2022, vesting of such awards is not conditioned on the NEOs’ continued service with the Company. See the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table below, including the footnotes thereto, for the 2022 AIP cash bonuses earned by our NEOs for performance during fiscal year 2022. The 2022 AIP RSU Awards are not included in the Summary Compensation Table below because the grants were made in 2023.

Long-Term Equity Incentive Compensation

Our NEOs are eligible to receive equity-based awards at the discretion of our Compensation Committee under our 2021 Plan. Prior to the Business Combination, our NEOs received grants of stock options under the Legacy Leafly 2018 Equity Incentive Plan (the

“2018 Plan”). Equity awards are intended to further align the interests of our NEOs with the interests of our stockholders and emphasize long-term performance by linking compensation to achievement of performance goals and share price appreciation over a multi-year period and to also support the retention of our management team. Our equity award program for NEOs is determined annually by the Compensation Committee. To date, our NEOs have received grants of service- and performance-based RSUs under our 2021 Plan and service- and performance-based stock options under our 2018 Plan, as described below.

Performance-Based Stock Unit (“PSUs”) Awards

In 2022, the Compensation Committee granted multi-year PSU awards to our NEOs under our 2021 Plan (the “2022 PSU Awards”). Each 2022 PSU Award consists of three tranches, with the number of PSUs in each tranche generally equal to one-third of the total number of PSUs granted under each such award. Each tranche represents the number of PSUs that are eligible to vest over three separate annual performance periods (each a “Performance Period”). The “First Performance Period” was from January 1, 2022 to December 31, 2022; and the “Second Performance Period” is from January 1, 2023 to December 31, 2023; and the “Third Performance Period” is from January 1, 2024 to December 31, 2024. The PSUs in each tranche are eligible to vest in the corresponding Performance Period based on achievement of “Top Line Revenue” and “Adjusted EBITDA” targets that are set and approved by our Compensation Committee annually for each Performance Period (the “PSU Performance Goals”), with such PSUs allocated 50% to each Performance Goal for each Performance Period. If all or a portion of the PSUs do not vest for a particular Performance Period, such unvested PSUs will remain outstanding and will be eligible for vesting if we achieve a $1 billion market capitalization for any 20 days during a 30-day period on or before February 4, 2026 (the “PSU Market Cap Milestone”). If the PSU Market Cap Milestone is achieved on or before February 4, 2026, all then outstanding unvested PSUs will become fully vested as of the date the Compensation Committee makes a determination confirming that the PSU Market Cap Milestone has been achieved.

In 2022, the Compensation Committee approved PSU Performance Goals and the payout percentages for the First Performance Period that are identical to the Performance Goals and payout percentages approved by the Compensation Committee under our 2022 AIP, as described above. At the time we granted the 2022 PSU Awards, we determined that the grant date fair value of the portion of the award subject to the 2022 Top Line Revenue target was $0, based on a conclusion at the date of grant that such target would not be achievable.

In 2023, after assessing the Company’s achievement of the 2022 Performance Goals, the Compensation Committee made a final determination confirming that (i) the Company’s Top Line Revenue was less than $55 million, resulting in 0% payout for the Top Line Revenue Performance Goal; and (ii) the Company’s Adjusted EBITDA loss was less than $27 million, resulting in 100% payout for the Adjusted EBITDA Performance Goal. As a result of such determination, on March 13, 2023, 50% of each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2022 PSU Awards eligible to vest in the First Performance Period vested, and the 50% of the PSUs that did not vest because the Top Line Revenue Performance Goal was not met will remain outstanding and eligible to vest if the Company achieves the PSU Market Cap Milestone. Mr. Martin’s 2022 PSU Awards were forfeited and not eligible for vesting due to his departure.

Time-Based RSU Awards

In 2022, we also granted time-based RSU awards under our 2021 Plan to each of our NEOs, representing (i) grants made to Messrs. Krishnaswamy and Martin in connection with the NEO’s hiring and promotion, respectively (“New Hire RSU Awards”); and (ii) annual long-term equity incentive grants made to Ms. Miyashita and Mr. Martin (“Annual RSU Awards”). The New Hire RSU Awards are eligible to vest 25% in the first calendar month following the first anniversary of the recipient’s employment commencement date and then in equal quarterly installments thereafter, on the 20th day of every third month for three years until the awards fully vest, subject to the NEO’s continuous employment. The Annual RSU Awards are eligible to vest quarterly in 1/16th increments, on the 20th day of every third month for four years until the awards fully vest, subject to the NEO’s continuous employment.

Performance-Based Option Awards

In 2021, Legacy Leafly granted Ms. Miyashita and Mr. Krishnaswamy performance-based option awards, as provided under the CEO Agreement and the CFO Letter, respectively (the “Performance Options”), with such grants consisting of a “Liquidity Event Option” and a “Milestone Option”. As previously disclosed, the number of shares underlying each NEO’s Performance Options was adjusted following the closing of the Business Combination and are presented in the “— Outstanding Equity Awards at Fiscal Year-End” table, as adjusted. Each Performance Option is eligible to vest as follows:

•
Liquidity Event Option: In 2022, 50% of Ms. Miyashita’s Liquidity Event Option vested upon the closing of the Business Combination. Mr. Krishnaswamy’s Liquidity Event Option and the unvested 50% of Ms. Miyashita’s Liquidity Event Option are eligible to vest upon the earlier of (i) the Company’s achievement of a $1 billion market capitalization for any 20 days during a 30-day period on or before the fourth anniversary of the closing of the Business Combination (the “Market Cap Milestone”) or (ii) a Change in Control (as defined in the 2018 Plan); provided, in each case of clauses (i) and (ii), that the NEO remains in continuous service until such time.

•
Milestone Option: Each Milestone Option is eligible to vest upon the achievement of the milestones and in the amounts set forth below; provided that the NEO remains in continuous service until such time. The Milestone Option is eligible to vest in the amounts set forth below on the earlier of (i) the date following the Company’s filing with the SEC of its Form 10-K for the applicable fiscal year in which the applicable revenue threshold described below is attained, or (ii) the date the Market Cap Milestone is achieved. All shares subject to the Milestone Option will vest immediately upon a Change in Control provided that the NEO remains in continuous service until such time.
o
First Milestone Option: 50% of the total number of shares subject to each Milestone Option would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2022 equaled or exceeded $65,000,000 (the “2022 Revenue Threshold”) with a “Pro Rata Amount,” defined below, that would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2022 had equaled or exceeded 90% of the 2022 Revenue Threshold. The unvested First Milestone Option will remain outstanding and eligible to vest if (i) the second milestone described below is achieved, (ii) the Market Cap Milestone is achieved, or (iii) there is a Change in Control during the term of the option.
o
Second Milestone Option: 50% of the total number of shares subject to each Milestone Option is eligible to vest if the Company’s consolidated gross revenue for the year ending December 31, 2023 equals or exceeds $101,000,000 (the “2023 Revenue Threshold”, and each of the 2022 Revenue Threshold and the 2023 Revenue Threshold, a “Revenue Threshold”) (with a Pro Rata Amount vesting if the Company’s gross consolidated revenue for the year ending December 31, 2023 equals or exceeds 90% of the 2023 Revenue Threshold). “Pro Rata Amount” means an amount equal to between 90% and 100%, inclusive, of the Second Milestone Option, and will correspond to the 90% to 100% achievement of the 2023 Revenue Threshold. Any unvested portion of the Second Milestone Option will remain outstanding and eligible to vest if (i) the Market Cap Milestone is achieved or (ii) there is a Change in Control during the term of the option.
o
Any unvested portion of the Milestone Option will remain outstanding unless and until the last possible time that the 2023 Revenue Threshold can be achieved, the Market Cap Milestone can be achieved or a Change in Control may occur during the term.

Time-Based Option Awards

Prior to 2022, Legacy Leafly granted time-based stock option awards to each of our NEOs, which generally are eligible to vest 25% on the first anniversary of the applicable vesting commencement date and in 1/48th increments for each subsequent month of the NEO’s continuous employment, until the awards fully vest after four years. Under the terms of the stock option agreements, executive officers have the option of exercising stock options prior to vesting and receive restricted stock upon exercise, which is subject to the same vesting conditions applicable to the underlying stock options.

Retirement Benefits

We offer a tax-qualified defined contribution retirement savings plan (the “401(k) Plan”), pursuant to which our eligible employees, including our NEOs, are able to voluntarily contribute a percentage of their annual compensation on a pre- and post-tax basis, up to the limits prescribed by the Internal Revenue Service. Each pay period, we offer a discretionary 401(k) Company matching contribution for eligible employees who participate in the 401(k) Plan, including our NEOs, of up to 100% of salary deferrals that do not exceed 1% of eligible compensation plus 50% of salary deferrals between 1% and 6% of eligible compensation. Generally, “eligible compensation” used for purposes of calculating contributions under the 401(k) Plan is the amount paid to the employee as base salary, overtime earnings, bonuses and commissions. Each of our NEOs was eligible to participate in the 401(k) Plan in 2022. We do not sponsor any nonqualified deferred compensation plans or pension plans.

2022 Summary Compensation Table

Name and Principal Position		Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)		Option Awards (3) ($)		Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)		Total ($)

Yoko Miyashita	Chief Executive Officer	2022	$389,489	$—	$455,914	(6)	$1,815,345	(7)	$73,030	$32,719	(8)	$2,766,497
		2021	400,024	246,000	—		981,532	(9)	—	28,650	(10)	1,656,206
Suresh Krishnaswamy	Chief Financial Officer	2022	365,146	—	359,822	(11)	—		54,750	20,009	(12)	799,727
		2021	101,565	50,000	—		914,870	(13)	—	90,251	(14)	1,156,686
Samuel Martin	Chief Operating Officer (former)	2022	374,881	—	633,943	(15)	—		—	21,803	(16)	1,030,627

1.
Amounts reported in this column comprise each NEO’s annual incentive bonus earned in fiscal year 2021 but paid at the discretion of the Compensation Committee in 2022.
2.
Represents the aggregate grant date fair value of (i) the RSU awards and (ii) the PSUs underlying the First Performance Period of the 2022 PSU Awards, each granted to our NEOs in fiscal year 2022, calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). The grant-date fair value of the RSUs and PSUs with performance conditions is the Company’s closing stock price on the date of grant, while the grant-date fair value of the PSUs with market conditions was determined using a Monte-Carlo model, as described in Note 14, "Equity Incentive and Other Plans” to the Company's consolidated financial statements in the Annual Report on Form 10-K
3.
Represents the aggregate grant date fair value of service and performance-based stock options granted to our NEOs in 2021, calculated in accordance with ASC Topic 718, and for Ms. Miyashita, the stock-based compensation expense recorded in 2022 in connection with the modification of her option awards discussed in footnote 9 to this table. See Note 14, “Equity Incentive and Other Plans” to our consolidated financial statements included in the Annual Report on Form 10-K.
4.
The amounts reported in this column represent each NEO’s 2022 AIP cash bonus that was earned in 2022 but paid in 2023, with 75% paid in cash and 25% paid in RSUs. See “— Annual Bonus Plan” above for a description of our NEO’s fiscal year 2022 bonuses.
5.
The amounts reported in this column comprise 401(k) plan matching contributions, cell phone allowance, health and welfare program premiums, and license, certification, and membership renewal fees, under programs that are available to substantially all our U.S.-based employees.
6.
The amount reported includes $42,429 of grant date fair value of the PSUs for the First Performance Period, based on the probable outcome that the 2022 Revenue Target would not be achieved and that the Adjusted EBITDA target would be achieved at 100%, as discussed in “—Long-Term Equity Incentive Compensation – Performance-Based RSU Awards” above. The fair value of the PSUs for the First Performance Period on the grant date would have been $74,807, assuming achievement at the max level of performance.
7.
This amount comprises $1,815,345 of stock-based compensation expense recorded in 2022 in connection with the modification of Ms. Miyashita’s option awards discussed in footnote 9 to this table.
8.
Includes 401(k) plan matching contributions of $11,159 and health and welfare premiums of $19,161.
9.
This amount comprises: (i) $385,963 of grant date fair value of options to purchase 1,944,397 Legacy Leafly shares at an exercise price of $0.36 (representing 638,411 Leafly shares and an exercise price of $1.10 on a post-conversion basis using an exchange ratio of 0.3283) and standard time-based vesting and (ii) $595,569 of grant date fair value of options to purchase 2,916,596 Legacy Leafly shares, allocated equally between the Liquidity Event Option and the Milestone Option at an exercise price of $0.36 (representing 957,617 Leafly shares and an exercise price of $1.10 on a post-conversion basis using an exchange ratio of 0.3283) that vest based on their applicable vesting terms. The grant date fair value of the standard time-based options was calculated using a Black-Scholes model with inputs of: the fair value of Legacy Leafly’s common stock on the grant date of $0.36, which was calculated using a 409A third-party valuation; no dividends; volatility of 62%; a risk-free rate of 1.0%; and an expected life of 5.7 years.
The grant date fair values of the Milestone Option and Liquidity Event Option were also calculated using a Black-Scholes model with inputs of: the fair value of Legacy Leafly’s common stock on the grant date of $0.36, which was calculated using a 409A third-party valuation; no dividends; volatility of 61%; a risk-free rate of 1.1%; and an expected life of 6.3 years. The grant date fair value of half of these options was not expensed for accounting purposes in 2021 as it was not considered probable of vesting in 2021 due to ASC Topic 718 treating a liquidity event as not probable until it occurs. These awards were modified in November 2021 subject to stockholder approval of the Company’s previously announced mergers that were consummated on February 4, 2022, and were thus modified for accounting purposes effective February 4, 2022.
10.
Includes 401(k) plan matching contributions of $14,086 and health and welfare premiums of $11,145.
11.
The amount reported includes $16,669 of grant date fair value of the PSUs for the First Performance Period, based on the probable outcome that the 2022 Revenue Target would not be achieved and that the Adjusted EBITDA target would be achieved at 100%, as discussed in “Long-Term Equity Incentive Compensation – Performance-Based RSU Awards” above. The fair value of the PSUs for the First Performance Period on the grant date would have been $29,389, assuming achievement at the max level of performance.
12.
Includes health and welfare premiums of $13,157.

13.
This amount represents the grant date fair value of options granted to Mr. Krishnaswamy in connection with his hiring, including: (i) $128,381 of grant date fair value representing the Liquidity Event Option to purchase 100,000 Legacy Leafly shares at an exercise price of $2.71 (converted to 32,833 Leafly shares and an exercise price of $8.26 using an exchange ratio of 0.3283), which were valued using a Monte-Carlo simulation model; (ii) $307,903 of grant date fair value representing the Milestone Option to purchase 200,000 Legacy Leafly shares at an exercise price of $2.71 (converted to 65,667 Leafly shares and an exercise price of $8.26 using an exchange ratio of 0.3283), which were valued using a Black-Scholes model; and (iii) $478,586 of grant date fair value representing time-based options to purchase 310,868 Legacy Leafly shares at an exercise price of $2.71 (converted to 102,068 Leafly shares and an exercise price of $8.26 using an exchange ratio of 0.3283), which were valued using a Black-Scholes model.

The grant date fair values of the options were calculated in accordance with ASC Topic 718. The inputs to each model were the same except for the volatility, life and risk-free interest rate of the award; the shared inputs were the fair value of Legacy Leafly’s common stock on the grant date of $2.71, which was calculated using a 409A third-party valuation, and no dividends, while the differing inputs were volatility of 68% for the Liquidity Event Option, 61% for the Milestone Option, and 61% for the time-based options; a risk-free rate of 1.0% for the Liquidity Event Option, 2.0% for the Milestone Option, and 2.0% for the time-based options; and an expected life of 6.1 years for the Liquidity Event Option, 5.9 years for the Milestone Option, and 5.9 years for the time-based options.
14.
Includes $87,588 paid by Legacy Leafly to a consulting firm which then paid $50,960 to Mr. Krishnaswamy for consulting services he provided to Legacy Leafly in 2021 prior to his hiring.
15.
The amount reported includes $29,292 of grant date fair value of the PSUs for the First Performance Period, based on the probable outcome that the 2022 Revenue Target would not be achieved and that the Adjusted EBITDA target would be achieved at 100%, as discussed in “—Long-Term Equity Incentive Compensation – Performance-Based RSU Awards” above. The fair value of the PSUs for the First Performance Period on the grant date would have been $51,644, assuming achievement at the max level of performance.
16.
Includes 401(k) plan matching contributions of $11,292.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2022:

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (1) (#)	Number of Securities Underlying Unexercised Options Unexercisable (1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights that Have Not Vested (2) ($)

Yoko Miyashita:	4/16/2020		13,340	—	—	$1.22	4/15/2030
	11/25/2020	(3)	81,253	10,261	—	$1.10	6/30/2029
	5/4/2021		47,392	—	—	$1.10	5/3/2031
	5/4/2021	(4)	372,406	266,005	—	$1.10	5/3/2031
	5/4/2021	(5)	239,404	—	239,404	$1.10	5/3/2031
	5/4/2021	(6)	—	—	478,808	$1.10	5/3/2031
	8/17/2022	(7)						168,054	$109,554	—	$—
	10/6/2022	(7)						67,549	$44,035	—	$—
	10/6/2022	(8)						—	$—	251,309	$163,828

Suresh Krishnaswamy:	10/27/2021	(5)	—	—	32,833	$8.26	10/26/2031
	10/27/2021	(6)	—	—	65,666	$8.26	10/26/2031
	10/27/2021	(9)	979	2,154	—	$8.26	10/26/2031
	11/1/2021	(9)	30,917	68,017	—	$8.26	10/31/2031
	8/17/2022	(10)						110,930	$72,315	—	$—
	10/6/2022	(10)						44,589	$29,068	—	$—
	10/6/2022	(8)						—	$—	98,728	$64,361

Samuel Martin:	9/18/2015	(11)	188	—	—	$0.13	9/17/2025
	2/24/2017	(11)	475	—	—	$0.16	2/23/2027
	11/29/2018	(11)	93,334	—	—	$0.40	11/28/2028
	4/16/2020	(11)	12,312	—	—	$1.22	4/15/2030
	11/25/2020	(11)	8,208	—	—	$1.10	3/27/2029
	11/25/2020	(11)	14,364	2,052	—	$1.10	6/30/2029
	12/15/2020	(11)	84,477	71,481	—	$1.10	12/14/2030
	8/17/2022	(11)						60,019	$39,126	—	$—
	8/17/2022	(11)						95,826	$62,469	—	$—
	10/6/2022	(11)						24,125	$15,727	—	$—
	10/6/2022	(11)						38,517	$25,109	—	$—
	10/6/2022	(8)						—	$—	173,497	$113,103

1.
Amount represents the number of securities underlying option awards granted to our NEOs by Legacy Leafly under the 2018 Plan prior to the Business Combination, as converted, upon closing, to options to purchase shares of Leafly Common Stock, using an exchange ratio of 0.3283.
2.
The value is based on the $0.6519 closing price of our common stock on Nasdaq on December 30, 2022 multiplied by the number of unvested RSUs and PSUs as of December 31, 2022.
3.
Represents Ms. Miyashita’s time-based option award granted in 2020 under the 2018 Plan. This option vested 25% on May 20, 2020, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Ms. Miyashita’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the option award.
4.
Represents Ms. Miyashita’s time-based option award granted in 2021 under the 2018 Plan. This option vested 25% on August 17, 2021, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Ms. Miyashita’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the award.
5.
Represents the NEO’s Liquidity Event Option granted in 2021 under the 2018 Plan. For Ms. Miyashita, 50% of the options vested in February 2022. Mr. Krishnaswamy’s, and the unvested portion of Ms. Miyashita’s, Liquidity Event Option are eligible to vest based on achievement of the performance conditions described under “— Performance-Based Option Awards – Liquidity Event Option” above.

6.
Represents the NEO’s Milestone Option, which was granted in 2021 under the 2018 Plan and is eligible to vest based on achievement of the performance conditions described under “— Performance-Based Option Awards – Milestone Option” above.
7.
Represents Ms. Miyashita’s time-based Annual RSU Award, which was granted in 2022 under the 2021 Plan and is scheduled to vest quarterly in 1/16 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on October 20, 2022.
8.
Represents the NEO’s 2022 PSU Award, which is eligible to vest in 1/3 installments, over three separate Performance Periods, based on achievement of the PSU Performance Goals established for each Performance Period, as described under “— Performance-Based RSU Awards” above. In addition, 100% of the 2022 PSU Award is eligible to vest if we achieve the PSU Market Cap Milestone on or before February 4, 2026. The number reported for each NEO is based on maximum achievement. Mr. Martin terminated his service with the Company effective January 1, 2023 (“Separation Date”), and the unvested PSUs reported in the table were forfeited immediately.
9.
Represents Mr. Krishnaswamy’s time-based option award granted in 2021 under the 2018 Plan. The option vested 25% on September 20, 2022, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Mr. Krishnaswamy’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the option award.
10.
Represents Mr. Krishnaswamy’s New Hire RSU Award, which was granted in 2022 under the 2021 Plan. The New Hire RSU Award vested 25% on October 20, 2022, and thereafter is scheduled to vest quarterly in 1/16 increments on the 20th day of every third month of continuous employment until fully vested.
11.
On Mr. Martin's Separation Date, his unvested RSUs and stock options were forfeited immediately, and he has until April 1, 2023 to exercise any vested, unexercised stock options or they will expire.

Potential Payments upon Termination of Employment or Change in Control

Voluntary Resignation or Termination for Cause or Due to Death or Disability

Yoko Miyashita, CEO

The CEO Agreement provides that if Ms. Miyashita voluntarily resigns other than for “Good Reason” or the Company terminates her employment for “Cause” or in the event of her death or “Disability” (each as defined in the CEO Agreement), no further payments would be due to Ms. Miyashita, except that she would be entitled to (i) any amounts of compensation that were earned, accrued or owing but not yet paid and (ii) any benefits accrued or earned under the Company’s benefit plans and programs or to which she is otherwise entitled under applicable law (clause (i) and (ii) collectively, the “Accrued Compensation and Benefits”).

For Ms. Miyashita, “Cause” is defined in the CEO Agreement as any of the following: (a) failure to perform the assigned duties or responsibilities pursuant to the agreement (other than a failure resulting from Disability) after written notice thereof from the Company describing Ms. Miyashita’s failure to perform such duties or responsibilities, and failure by Ms. Miyashita within 30 calendar days from the date of such written notice to remedy such performance failure; (b) engagement in any act of dishonesty, fraud, misrepresentation, embezzlement or other acts that are or would reasonably be expected to be injurious in a material respect to the Company; (c) a violation of any federal or state law or regulation applicable to our business; (d) a breach of any confidentiality agreement or invention assignment agreement between Ms. Miyashita and the Company; (e) conviction of, or entering a plea of nolo contendere to, any crime (other than minor traffic violations) or any act of moral turpitude; (f) continuing gross negligence or gross misconduct after written notice thereof from the Company describing the applicable conduct, and failure to cure, if curable, within 10 calendar days from the date of such written notice to remedy such conduct; or (g) a breach of any material term of the CEO Agreement, the Confidential Information Agreement or any other employment-related agreement between Ms. Miyashita and the Company.

The CEO Agreement defines “Good Reason” as Ms. Miyashita’s resignation within 30 days after the expiration of any Company cure period following the occurrence of one or more of the following, without Ms. Miyashita’s consent: (a) a material reduction of authority, duties or responsibilities; (b) a reduction of more than 10% in base cash compensation as in effect immediately prior to such reduction, unless the Company also similarly reduces the base cash compensation of all other senior executives of the Company; (c) a material change in the geographic location of the primary work facility or location; provided, that a relocation of less than 25 miles from the then-present location will not be considered a material change in geographic location; (d) a material breach by the Company of the CEO Agreement; (e) prior to a Change in Control, Ms. Miyashita no longer serving as a member of the Board of Directors (other than pursuant to voluntary resignation from the Board of Directors); or (f) following a Change in Control, the failure of the Company to obtain the assumption of the material obligations of the CEO Agreement by any successor(s).

“Disability” has the same meaning provided in Treasury Regulation Section 1.409A-3(i)(4)(i).

NEOs Other than CEO

If any NEO, other than Ms. Miyashita, terminates service from the Company for any reason, no further payments would be due to the NEO, except that the NEO would be entitled to payment of Accrued Compensation and Benefits.

Outstanding Equity Awards

If an NEO terminates service from the Company for any reason, other than in connection with a change in control (as defined in the applicable plan), any unvested equity awards would be forfeited immediately. The NEO generally would have 90 days after the date of termination to exercise any vested, unexercised stock options. If the Company terminates an NEO for “cause” (as defined in the applicable plan) any vested, unexercised stock options would expire immediately. If an NEO’s service terminates due to “disability” (as defined in the applicable plan) or death, the NEO would have 12 months and 18 months after the date of termination, respectively, to exercise any vested, unexercised stock options.

Qualifying Termination of CEO – Not in Change in Control Period

Under the CEO Agreement, if Ms. Miyashita incurs a “Qualifying Termination” outside of a “Change in Control Period,” she is entitled to the following: (a) cash severance payment equal to 100% of her annual base salary at the time of such termination, payable over the 12 months following termination and (b) reimbursement for COBRA premiums, grossed up for income taxation, for coverage up to 12 months. A Qualifying Termination is defined in the CEO Agreement as a termination by (a) the Company other than for Cause, death or Disability or (b) Ms. Miyashita for “Good Reason,” as defined in the CEO Agreement and summarized above. If there is a Qualifying Termination outside of a Change in Control Period, Ms. Miyashita’s unvested equity awards would be forfeited immediately, and she would have 90 days after her date of termination to exercise any vested, unexercised stock options, after which they would expire. Payment of severance is subject to effectiveness of a release of claims by Ms. Miyashita and resignation from the Board.

A “Change in Control” is defined in the 2018 Plan, and a “Change in Control Period” is the period commencing 90 days prior to, and ending 12 months following, the effective date of a Change in Control.

In connection with the Business Combination, the CEO Agreement was amended to provide that any awards that may be received by Ms. Miyashita in the future under the Leafly Earn-Out Plan (the “Earn-Out Plan”) will remain outstanding and eligible to vest following a Qualifying Termination of Ms. Miyashita’s employment.

Termination of NEO During Change in Control Period

Yoko Miyashita, CEO

Under the CEO Agreement, if Ms. Miyashita incurs a “Qualifying Termination” during a “Change in Control Period,” she is entitled to the following: (a) lump sum cash severance payment equal to the sum of (i) 100% of her annual base salary at the time of such termination, plus (ii) her target annual bonus; (b) reimbursement for COBRA premiums, grossed up for income taxation, for coverage up to 12 months; and (c) accelerated vesting of all equity awards in full, and for purposes of determining the number of shares that will vest pursuant to the foregoing with respect to any performance-based equity award, the applicable performance criteria will be deemed to have attained at a 100% level. Ms. Miyashita would have 90 days after such termination to exercise vested, unexercised options, after which they would expire. Payment of severance is subject to effectiveness of a release of claims by Ms. Miyashita and resignation from the Board.

NEOs Other than CEO

If any NEO, other than Ms. Miyashita, is terminated in connection with a change in control (as defined in the applicable plan), no further payments would be due to the NEO, except that the NEO would be entitled to payment of Accrued Compensation and Benefits and the treatment below for equity awards.

Equity Awards for NEOs Other than CEO

Our NEO’s unvested Liquidity Event and Milestone Option awards under the 2018 Plan will vest in full if there is a Change in Control, as defined under the 2018 Plan and described above. Any unvested time-based option awards under the 2018 Plan will be forfeited and not vest if there is a termination in connection with a Change in Control. If an NEO, other than our CEO, incurs a termination of service from the Company on or within 6 months of a change in control as defined in the 2021 Plan, any unvested RSU awards under the 2021 Plan will fully vest and be paid in full, with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Compensation Committee, unless otherwise provided in the NEO’s award agreement.

2022 Director Compensation

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. No individual meeting fees are paid for either Board meetings or committee meetings. We pay or reimburse travel and other expenses incurred by our non-employee directors in attending in-person Board meetings. In 2022 following the Business Combination, we paid each of our non-employee directors (Ms. Miyashita is not compensated for her role on the Board), a combination of equity and cash as outlined below:

•
an initial RSU grant valued at $150,000 for each non-employee Board member (the “Initial Grant”), which is eligible to vest in thirds annually on February 4th in 2023, 2024 and 2025, subject to continued Board service on each vest date;

•
annual RSU grants valued at $50,000 for each Board member and $65,000 for the Board chair (“Annual Grant”), which vested immediately on the grant dates;
•
an annual $45,000 cash retainer for each Board member and $75,000 for the Board chair;
•
an annual cash committee chair retainer for each committee chair:
o
Audit: $30,000
o
Compensation: $20,000
o
Nominating and Corporate Governance: $15,000
•
an annual cash committee member retainer for each committee member:
o
Audit: $20,000
o
Compensation: $12,000
o
Nominating and Corporate Governance: $10,000

Dollar values for our directors’ RSU grants were converted into a number of RSUs based on our 60 day average trading price ending on a date prior to the grant date.

Compensation for non-employee directors during 2022 was as follows:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	Total ($)

Michael Blue	$85,000	$63,499	$148,499
Cassandra Chandler	80,000	59,069	139,069
Blaise Judja-Sato	85,000	59,069	144,069
Peter Lee	67,000	59,069	126,069
Alan Pickerill	87,000	59,069	146,069

1.
Each of our directors has served on our Board since February 4, 2022.
2.
Amounts in this column represent the grant date fair value of the RSUs granted to our non-employee directors in 2022, calculated in accordance with ASC Topic 718. See Note 14, “Equity Incentive and Other Plans” to our consolidated financial statements filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Initial Grants made to each non-employee director on August 17, 2022 and October 6, 2022 vest in thirds on February 4, 2023, February 4, 2024 and February 4, 2025, subject to the director's continued service on the Board. The Annual Grants to each non-employee director vested immediately when granted on August 17, 2022 and October 6, 2022. As of December 31, 2022, each of Ms. Chandler and Messrs. Blue, Judja-Sato, Lee and Pickerill held 26,926 unvested RSUs.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions Policy

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction or arrangement, or any series of transactions or arrangements in which the Company (or its direct and indirect subsidiaries and controlled entities) is to be a participant, whether or not the Company is a party, and a related party has a direct or indirect material interest in such transaction (unless clearly incidental in nature or it is determined in accordance with the related person transaction policy that such interest is immaterial in nature such that further review is not warranted), including without limitation sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or provided, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Company of an immediate family member of a related person or a change in the terms or conditions of employment of such an individual that is material to such individual.

In reviewing and approving any such transactions, the Audit Committee is tasked, in light of the relevant facts and circumstances, with determining whether the transaction is in, or not inconsistent with, the best interests of the Company, including, but not limited to, the position or relationship of the related person with the Company, materiality of the transaction, business purpose for and rationale of the transaction, whether the transaction is on terms comparable to those available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons, whether the transaction is in the ordinary course of business, the effect of the transaction on the Company’s business and operations, potential for a conflict of interest, and overall fairness. All such approved transactions must be reviewed and approved or ratified by the Audit Committee, taking into account the foregoing considerations, during the next meeting of the Audit Committee, or sooner if determined to be necessary by the Company’s legal counsel.

Related Person Transactions

Merida Related Person Transactions

Sponsor Shares

Concurrently with the execution of the Merger Agreement, Leafly, Merida, and Merida Holdings, LLC (the "Sponsor") entered into an agreement (the "Sponsor Agreement"), which provided that (a) at the closing of the Business Combination, a number of "Sponsor Shares" equal to the quotient of (i) the amount by which certain unpaid expenses incurred by or on behalf of Merida (the "Outstanding Merida Expenses") exceed $6.5 million, divided by (ii) $10.00 (such shares, the "Forfeited Shares"), will be forfeited by the Sponsor and canceled by Merida, (b) the parties will enter into an amendment to the existing Stock Escrow Agreement ("Stock Escrow Amendment") providing for the forfeiture and cancellation of the Forfeited Shares and the escrow of all remaining Sponsor Shares until certain earn-out conditions are met, and (c) the Sponsor Shares will be subject to transfer restrictions for a period of 180 days following the completion of the Business Combination.

Concurrently with the execution of the Merger Agreement, Leafly, Merida, and the Sponsor entered into the Stock Escrow Amendment which provides that, following the closing of the Business Combination, after giving effect to the forfeiture of the Forfeited Shares, fifty percent of the remaining Sponsor Shares (the “Net Sponsor Shares”) were or will be released from escrow as follows: (a) fifty percent of the Net Sponsor Shares were released from escrow on the date of the closing of the Business Combination due to the satisfaction of certain conditions set forth in the Merger Agreement, (b) twenty-five percent of the Net Sponsor Shares will be released from escrow upon the occurrence of the First Price Triggering Event (as defined in the Merger Agreement), (c) all of the Sponsor Shares then held in escrow will be released from escrow upon the occurrence of the Second Price Triggering Event (as defined in the Merger Agreement), and (d) if a Change of Control (as defined in the Merger Agreement)that will result in the holders of Common Stock receiving a per share price equal to or in excess of the applicable per share price required in connection with the First Price Triggering Event or the Second Price Triggering Event occurs at a time when Sponsor Shares are held in escrow, then immediately prior to the consummation of such Change of Control (i) the applicable triggering event that has not previously occurred shall be deemed to have occurred and (ii) the applicable Net Sponsor Shares will be released from escrow. On the business day following the end of the Second Earn-Out Period (as defined in the Merger Agreement), all Sponsor Shares not released from escrow will be forfeited and canceled.

Administrative Support Agreement

Merida entered into an Administrative Services Agreement with Merida Manager III, LLC for $5,000 per month for office space, utilities and secretarial and administrative support from November 2019 (the “Administrative Agreement”). In October 2021, Merida ended the $5,000 Administrative Agreement and as a condition of closing the Business Combination, forfeited accrued administrative fees as of September 30, 2021 in the amount of $55,000. As the result of ending the Administrative Agreement, there was no outstanding balance as of December 31, 2021. The Administrative Agreement was solely for Merida’s benefit and was not intended to provide Merida’s officers or directors compensation in lieu of a salary or other compensation. Other than the $5,000 per month administrative fee, the payment of consulting, success or finder fees to the Sponsor and Merida’s officers, directors, the Merida initial stockholders or their affiliates in connection with the consummation of an initial business combination and the repayment of loans that may be made by the Sponsor to Merida, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, were paid to the Sponsor, the Merida initial stockholders, special advisors, members of Merida’s management team or their respective affiliates, for services rendered prior to or in connection with the consummation of Merida’s initial business combination.

Advances — Related Party

In anticipation of the underwriters’ election to fully exercise their over-allotment option, the Sponsor advanced Merida an additional $41,458 to cover the purchase of the additional warrants. At December 31, 2021, advances of $16,458 were outstanding and due on demand. This amount was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2022.

Promissory Notes — Related Party

On August 6, 2019, Merida issued an unsecured promissory note to the Sponsor (the “Sponsor Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $100,569 under the Sponsor Promissory Note, which was also the largest aggregate amount of principal outstanding under the Sponsor Promissory Note. The Sponsor Promissory Note was non-interest bearing and payable on the earlier of (a) September 30, 2020, (b) the consummation of Merida’s initial public offering or (c) the date on which Merida determined not to proceed with the initial public offering. The $339 that remained outstanding under the Sponsor Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2022.

On June 25, 2021, Merida issued an unsecured promissory note in the amount of $400,000 to the Sponsor (the “Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $400,000 under the Promissory Note, which was also the largest aggregate amount of principal outstanding under the Promissory Note. The Promissory Note was non-interest bearing and payable prior to the consummation of the Business Combination. The $400,000 that remained outstanding under the Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2022.

On October 13, 2021, Merida issued an unsecured promissory note in the amount of $400,000 to the Sponsor (the “Second Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $400,000 under the Second Promissory Note, which was also the largest aggregate amount of principal outstanding under the Second Promissory Note. The Second Promissory Note was non-interest bearing and payable prior to the consummation of the Business Combination. The $400,000 that remained outstanding under the Second Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2022.

Registration Rights

At the closing of the Business Combination, the Company entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), with the registration rights holders. Pursuant to the terms of the Registration Rights Agreement, (a) any (i) outstanding share of common stock or any warrants outstanding that Merida had sold to the Sponsor and EarlyBirdCapital (“EBC”) in a private placement that took place simultaneously with Merida's initial public offering, and (ii) shares of Common Stock issued as earn out shares pursuant to the Merger Agreement to stockholders of Legacy Leafly that received shares of Common Stock in the Business Combination or issuable as earn out shares pursuant to the Earn-Out Plan and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, will be entitled to registration rights. Certain of the stockholders of Legacy Leafly that received shares of common stock in the Business Combination that are party to the Registration Rights Agreement, including Ms. Miyashita, our CEO, Michael Blue, our Board Chair, and Brendan Kennedy, one of Leafly's significant investors, and are related parties.

Pursuant to the terms of the Registration Rights Agreement, we previously filed registration statements, registering the resale of the registration rights holders’ shares, which has become effective. The Sponsor, EBC, and their transferees may demand not more than three demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the Leafly holders may demand not more than six demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the Company will not be obligated to participate in more than four demand registrations or shelf underwritten offerings, in any twelve-month period. The Company has borne and will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement.

Privateer Holdings and Privateer Management

Legacy Leafly was a wholly owned subsidiary of Privateer Holdings until February 14, 2019, when Privateer Holdings effected a capital restructuring of Legacy Leafly and distributed its ownership in Legacy Leafly to its stockholders. In 2019, Legacy Leafly entered into a Corporate Services Agreement, as amended, with Privateer Management. Two individuals on Legacy Leafly’s board of directors, Michael Blue and Christian Groh, are officers of Privateer Management, which therefore has been identified as a related party. Privateer Management provided managerial services, support services, administrative services, and at times paid for employee health benefit and other expenses on behalf of Legacy Leafly, and at times Legacy Leafly paid for employee health and benefit expenses on behalf of Privateer Holdings, through March 31, 2021. During the year ended December 31, 2021, Legacy Leafly did not record any expenses for these services within general and administrative expenses in its consolidated statements of operations. As of December 31, 2021, Legacy Leafly did not report any receivables for employee health and benefits paid on behalf of Privateer Holdings. As of December 31, 2021, Legacy Leafly did not owe any amounts to Privateer Management for corporate services and expenses paid on its behalf in 2020 and prior.

Other

One of Leafly's significant investors, Brendan Kennedy, is a member of the board of directors of Tilray Brand, Inc., which is the parent company of High Park Holdings Ltd., a customer of Leafly, and has therefore been identified as a related party. During the years ended December 31, 2022 and 2021, the Company recorded approximately $— and $142,000, respectively, of revenue earned from contracts with this customer (see Note 15 of Leafly’s audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022).

In June 2021, Mr. Kennedy purchased a convertible promissory note totaling $1,000,000, which bore interest at 8% annually. The note was issued as part of the existing series of 2021 Notes (see Note 11 of Leafly’s audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022) and was subject to the same interest rate, maturity, and conversion terms. This note converted to shares of Legacy Leafly common stock in accordance with its terms upon closing of the Business Combination in February 2022, along with the other 2021 Notes, which was then exchanged for merger consideration in the Business Combination.

DELINQUENT SECTION 16(A) REPORTS

SEC rules require our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Based solely on a review of the forms filed with the SEC and/or written representations that no additional forms were required, we believe that all of our executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements for the 2022 fiscal year, except as follows:

•
Form 4s were filed on October 14, 2022 to report a grant of restricted stock unit awards by the Company on October 6, 2022 to the following individuals: (i) the Company’s directors, Michael Blue, Cassandra Chandler, Blaise Judja-Sato, Peter Lee and Alan Pickerill; (ii) Yoko Miyashita, CEO and director; (iii) Suresh Krishnaswamy, CFO; and (iv) Kimberly Boler, David Cotter and Samuel Martin, former employees who served as executive officers in 2022.
•
Brendan Kennedy, a greater than 10% beneficial owner, filed (i) one Form 4 on August 19, 2022 to report sales transactions occurring on August 11, 12 and 15, 2022; and (ii) one Form 4 on October 3, 2022 to report sales transactions occurring on September 9, 13 and 14, 2022.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Members of the Audit Committee

Alan Pickerill

Cassandra Chandler

Blaise Judja-Sato

The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT-OPEN

The following tables set forth information about the beneficial ownership of our common stock, that is owned as of May 8, 2023 by:

•
each person known to us to be the beneficial owner of more than 5% of outstanding common stock;
•
each of our 2022 NEOs and directors; and
•
all of our executive officers (our 2022 NEOs) and directors as a group.

We have determined beneficial ownership for the purposes of the following table in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, we believe the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned shares of common stock and warrants.

We based our calculation of the percentage of beneficial ownership on 41,048,566 shares of our common stock outstanding as of May 8, 2023. In computing the number of shares of common stock beneficially owned by a person and such person's percentage of ownership of all outstanding shares, we deemed as owned and outstanding for such person those shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 8, 2023 and RSUs held by that person that will vest within 60 days of May 8, 2023. We, however, did not deem such shares as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock

5% Stockholders:
Brendan Kennedy (2)	3,434,776	8.4%
Michael Blue (3)	2,948,415	7.2%
LMR Partners LLP (4)	2,329,972	5.4%
Executive Officers and Directors of the Company:
Michael Blue (3)	2,948,415	7.2%
Yoko Miyashita (5)	963,689	2.3%
Peter Lee (6)	593,060	1.4%
Sam Martin	90,430	*
Suresh Krishnaswamy (7)	136,158	*
Alan Pickerill	17,950	*
Blaise Judja-Sato	17,950	*
Cassandra Chandler	14,985	*
All directors and executive officers as a group (8 individuals) (8)	4,782,637	11.3%

* Indicates less than 1 percent.

1.
Unless otherwise indicated, the business address of each of the individuals is c/o Leafly Holdings, Inc., 113 Cherry St. PMB 88154 Seattle, WA 98104-2205.
2.
Includes (i) 3,318,257 shares of common stock held directly by Brendan Kennedy and (ii) 116,519 shares of common stock held directly by Cavendish Privateers LLC. Mr. Kennedy is the sole member of Cavendish Privateers LLC and has sole voting and investment power with respect to the shares held by Cavendish Privateers LLC. The business address for each of the foregoing is 4111 E Madison St, Suite 143, Seattle, WA 98119.
3.
Includes 500,000 shares of common stock held by Jamestown 2021 Trust, for which JP Morgan Trust Company of Delaware is the trustee, but Mr. Blue exercises voting and investment power.
4.
Based on a Schedule 13G/A filed on Febuary 14, 2023 by each of the reporting presons. Includes (i) 1,164,986 shares of common stock issuable uipon the exercise of warrants held directly by LMR Multi-Strategy Master Fund Limited and (ii) 1,164,986 shares of common stock issuable upon the exercise of warrants held directly by LMR CCSA Master Fund Ltd. LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG and LMR Partners (DIFC) Limited (collectively, the "LMR Investment Managers") serve as the investment managers to certain funds, including LMR Muli-Strategy Master Fund Limited and LMR CCSA Master Fund Ltd. Ben Levine and Stefan Renold are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by LMR Multi-Strategy Master Fund Limited and LMR CCSA Maaster Fund Ltd. Each of the LMR Investment Managers, Mr. Levine and Mr. Renold report shared voting and dispositive power with respect to all of the shares of the common stock reported as beneficially owned. The address of the principal business office of each of the reporting persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J8AJ, United Kingdom.
5.
Includes (i) 110,095 shares of common stock, (ii) 843,857 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of May 8, 2023, and (iii) 9,737 shares of common stock issuable upon the vesting of RSUs that are scheduled to vest within 60 days of May 8, 2023.
6.
Includes shares of common stock issuable on exercise of 327,410 warrants to purchase common stock for $11.50 per share.
7.
Includes (i) 84,204 shares of common stock, (ii) 44,654 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of May 8, 2023, and (iii) 7,300 shares of common stock issuable upon the vesting of RSUs that are scheduled to vest within 60 days of May 8, 2023.
8.
Includes (i) 888,511 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of May 8, 2023, (ii) 17,037 shares of common stock subject to RSUs that are scheduled to vest within 60 days of May 8, 2023, and (iii) common shares issuable on exercise of 327,410 warrants to purchase common stock.

Equity Compensation Plan Information

As of December 31, 2022, Leafly had the following equity compensation plans under which equity securities of the registrant were authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted-average exercise price of outstanding options, warrants and rights (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)

Equity compensation plans approved by security holders (1)	5,590,208	$1.75	3,823,358

Equity compensation plans not approved by security holders	—	$—	—

Total	5,590,208	$1.75	3,823,358

1.
Includes the 2018 Plan, 2021 Plan, 2021 Employee Stock Purchase Plan (“2021 ESPP”) and Earn-Out Plan.
2.
Represents 3,431,479 and 100,949 shares issuable under outstanding stock options under the 2018 Plan and 2021 Plan, respectively, and 2,057,780 unvested RSUs and PSUs granted under the 2021 Plan.
3.
Weighted-average exercise price is based solely on outstanding stock options; the unvested RSUs and PSUs do not have exercise prices.
4.
Represents 2,126,807 shares issuable under the 2021 Plan, 1,125,624 shares issuable under the ESPP, and 570,927 shares issuable under the Earn-Out Plan, as of December 31, 2022. Annually, during the terms of the 2021 Plan and the 2021 ESPP, commencing on January 1, 2023 and ending on (and including) January 1, 2031, the number of shares of common stock available for future issuance under each plan automatically increases in accordance with the terms of the applicable plans, such that (a) the number of shares of common stock under the 2021 Plan automatically increases on each January 1 by the lesser of (i) 10% of the fully diluted shares of common stock outstanding as of the last day of the preceding fiscal year and (ii) 4,502,495 shares (as may otherwise be adjusted pursuant to the terms of the 2021 Plan); and (b) the number of shares of common stock under the 2021 ESPP automatically increases on each January 1 by the lesser of (i) 2.5% of the fully diluted shares of common stock outstanding as of the last day of the preceding fiscal year and (ii) 1,125,624 shares (as may otherwise be adjusted pursuant to the terms of the 2021 ESPP).

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received no later than the close of business on January 26, 2024. The proposal must comply with the SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. For detailed eligibility requirements for submitting a shareholder proposal, including a phase-in period for the recently amended eligibility thresholds, see Rule 14a-8(b).

Additionally, our bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2024 annual meeting of stockholders, any notification must be made no earlier than March 14, 2024 and no later than April 13, 2024. For purposes of nominating a director, if the date of the meeting is more than 45 days before or after such anniversary date, then notice must be received not earlier than the opening of business on the 120th day before the meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. For purposes of bringing any other business before the stockholders at an annual meeting, if the date of the meeting is more than 30 days before or more than 60 days after such anniversary date, then notice must be received not earlier than the close of business on the 120th day before the meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nomination, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting of stockholders in accordance with Exchange Act Rule 14a-19 must provide notice in accordance with our bylaws, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

AVAILABLE INFORMATION

Upon written request we will mail, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits and any exhibit specifically requested. Requests should be sent to:

Leafly Holdings, Inc.

Attention: Nicole Sanchez

Senior Corporate and Securities Counsel

Leafly Holdings, Inc., 113 Cherry St., PMB 88154,

Seattle, Washington 98104

Email: nicole.sanchez@leafly.com

The annual report is also available on our investor relations website, which is located at https://investor.leafly.com/. References to website addresses in this proxy statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, such websites is not part of this proxy statement.

ANNEX A

CERTIFICATE OF AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF LEAFLY HOLDINGS, INC.

Leafly Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.
The name of the Corporation is Leafly Holdings, Inc.
2.
The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 20, 2019.
3.
The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 4, 2019.
4.
The Corporation’s Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on February 4, 2022.
5.
This amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware, as amended from time to time.
6.
Article IV, Section 1.1 of the Second Amended and Restated Certificate of Incorporation is hereby amended by adding to the end of such section the following:

“(e) Effective at [•] [a.m./p.m.] Eastern Time (the “Effective Time”) on [•], 2023 (the “Effective Date”), each number between and including 10 and 25 shares of the Corporation’s Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically and without any further action on the part of the Corporation or any of the holders of such Common Stock be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”), subject to the treatment of fractional shares as described below. Notwithstanding the foregoing, no fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will automatically be entitled to rounding up of their fractional share to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined, subject to the adjustment for fractional shares as described above.”

IN WITNESS WHEREOF, Leafly Holdings, Inc. has caused this Certificate of Amendment to be executed as of [•], 2023.

LEAFLY HOLDINGS, INC.

By: ___________________________

Name: [•]

Title: [•]

SCAN TO VIEW MATERIALS & VOTE • LEAFLY HOLDINGS, INC. 113 CHERRY STREET PMB 88154 SEATTLE, WA 98104-2205 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting -Go to www.virtualshareholdermeeting.com/LFLY2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 11, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V18512-P94229 LEAFLY HOLDINGS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Blaise Judja-Sato 1b. Peter Lee The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Marcum LLP as the Independent Auditors. 3. Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company's common stock by a ratio of not less than 1-for-10 and not more than 1-for-25, with the exact ratio to be set by the Company's Board of Directors within the above range in its sole discretion. 4. To approve one or more adjournments of the Annual Meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Withhold !! !! For Against Abstain !!! !!! !!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V18513-P94229 LEAFLY HOLDINGS, INC. Annual Meeting of Stockholders July 12, 2023 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Yoko Miyashita and Nicole Sanchez, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LEAFLY HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on July 12, 2023, virtually at www.virtualshareholdermeeting.com/LFLY2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side